PROSPECTUS SUPPLEMENT - October 3, 2000*

AXP Emerging Markets Fund (Dec. 30, 1999 revised as of June 26, 2000) S-6354-99 F (6/00)

The "Management" section is revised as follows:

The Fund's assets are invested in Emerging Markets Portfolio (the Portfolio) which is managed by AEFC and its London subsidiary, American Express Asset Management International Inc. Julian A.S. Thompson joined AEFC in 1999 as manager of the Portfolio. He also manages AXP VP - Emerging Markets Fund. Prior to joining AEFC, from 1993 to 1999, he was an investment manager for Stewart Ivory, a Scottish investment company.


S-6354 11A (10/00)
*Valid until next prospectus date
Destroy Dec 29, 2000